UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 15, 2013

NEWPORT BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	0-51856	20-4465271
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

100 Bellevue Avenue, Newport, Rhode Island		02840
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (401) 847-5500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders

The 2013 Annual Meeting of Stockholders of Newport Bancorp, Inc. (the “Company”) was held on August 15, 2013 (the “Annual Meeting”).  There were 3,544,722 shares entitled to be voted at the meeting. The matters voted on by the Company’s stockholders at the Annual Meeting and the vote of the stockholders was as follows:

Proposal No. 1

The approval of the Agreement and Plan of Merger, dated as of March 5, 2013, by and between SI Financial Group, Inc. and Newport Bancorp, Inc. pursuant to which Newport Bancorp, Inc. will merge with and into SI Financial Group, Inc.

	For	Against	Abstain	Broker Non-Votes
Number of shares voted	2,862,715	51,918	9,968	368,657
Percentage of all shares entitled to vote	80.8%	1.5%	0.3%	10.4%

Proposal No. 2

The proposal to adjourn the annual meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the annual meeting to approve the Agreement and Plan of Merger.

	For	Against	Abstain	Broker Non-Votes
Number of shares voted	3,151,910	120,407	20,941	0
Percentage of all shares voted for or against	96.3%	3.7%

Proposal No. 3

The non-binding, advisory resolution approving the compensation payable to the named executive officers of the Company in connection with the merger.

	For	Against	Abstain	Broker Non-Votes
Number of shares voted	2,729,461	138,443	56,698	368,657
Percentage of all shares voted for or against	95.2%	4.8%

Proposal No. 4

The election of two directors, each to serve as directors of the Company for a term of three years and until his successor has been elected and qualified.

	For	Withheld	Broker Non-Votes
William R. Harvey	2,679,786	244,815	368,657
Kevin M. McCarthy	2,824,901	99,700	368,657

Proposal No. 5

The ratification of the appointment of Wolf & Company, P.C. as independent auditors for the Company for the year ending December 31, 2013.
	For	Against	Abstain
Number of shares voted	3,191,917	70,292	31,049
Percentage of all shares voted for or against	97.8	2.2

Proposal No. 6

The non-binding, advisory resolution approving the compensation payable to the named executive officers of the Company.

	For	Against	Abstain	Broker Non-Votes
Number of shares voted	2,785,415	86,605	52,581	368,657
Percentage of all shares voted for or against	97.0	3.0

Proposal No. 7

The non-binding advisory vote on the frequency of the advisory vote on the compensation payable to the named executive officers of the Company.

	One Year	Two Years	Three Years	Abstain	Broker Non-Votes
Number of shares voted	2,696,649	15,511	123,805	80,564	368,657
Percentage of all shares voted	94.8%	0.5%	4.4%

Item 8.01.  Other Events.

            On August 15, 2013, the Company’s stockholders approved the Agreement and Plan of Merger, dated as of March 5, 2013, by and between SI Financial Group, Inc. and the Company pursuant to which the Company will merge with and into SI Financial Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWPORT BANCORP, INC. (Registrant)
DATE: August 16, 2013	By: /s/ Bruce A. Walsh
Bruce A. Walsh
Executive Vice President and Chief Financial Officer